JP FOODSERVICE, INC.

                     STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                 (As amended and restated on November 15, 1996)

     1. Purpose. The purpose of the JP Foodservice, Inc. Stock Option Plan for Outside Directors is to promote the long-term growth of JP Foodservice, Inc. (the "Corporation") by rewarding directors of the Corporation for outstanding long-term performance and to attract, motivate and retain highly qualified and capable outside directors (the "Directors"). All stock options ("Options") granted under the Plan are non-statutory options that do not qualify as incentive stock options intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 or any successor provisions. The Plan conforms to the provisions of Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934 (the "'Exchange Act"), as presently in effect.

     2. Eligibility and Grant of Options. Subject to approval of the Plan by the shareholders of the Corporation:

               (a) No director of the Corporation who is an employee of the Corporation or who is a nominee or officer of Sara Lee Corporation or any affiliate of Sara Lee Corporation is eligible to participate in this Plan. Each other director of the Corporation is eligible to participate in the Plan.

               (b) Each eligible Director shall receive an Option to purchase 5,000 shares of the voting common stock, $0.01 par value, of the Corporation ("Common Stock"), on the date and at the time of the initial closing of the Corporation's initial public offering of Common Stock or, if later, on the date and at the time of such person's initial appointment or election to the position of Director.

               (c) Each eligible Director who has received an initial grant shall receive an annual grant of an Option to purchase 1,000 shares of Common Stock on each anniversary of the initial grant of an Option to such Director.

The option price for each Option shall be determined as of the date of grant, pursuant to Section 4. The Corporation shall effect the grant of Options under the Plan by the execution and delivery of written option agreements between the Corporation and the Directors receiving the Options ("Optionees"). No Option, nor anything contained in this Plan, shall confer upon any Optionee any right to continue as a Director of the Corporation nor limit in any way the ability of the Board of Directors or the shareholders of the Corporation to terminate such Optionee's service as a Director at any time.

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     3. Stock.  The  Corporation  has reserved an aggregate of 100,000 shares of
Common Stock for issuance pursuant to the exercise of Options granted under the Plan. The aggregate number of shares of Common Stock reserved (i) is subject to future adjustments as provided in Section 8 and (ii) shall be reduced by the issuance of shares upon the exercise of Options, but shall not be reduced if Options, for any reason, expire or terminate unexercised. The Corporation shall not be required to issue or deliver any certificate for shares of its Common Stock purchased upon the exercise of any part of an Option before (i) the admission of such shares to listing on any stock exchange on which the Common Stock may then be listed or the approval of such shares for quotation on any automated quotation system on which the Common Stock may then be quoted, (ii) receipt of any required representations by the Optionee or completion of any required registration or other qualification of such shares under any state or federal law or regulation that the Corporation's counsel shall determine is necessary or advisable, and (iii) receipt of advice by the Corporation's counsel that all applicable legal requirements have been satisfied.

     4. Price. Except as provided below, the purchase price of each share of Common Stock covered by an Option (the "Option Price") shall be equal to the fair market value, as hereinafter defined, of one share of Common Stock on the date the Option is granted (the "Option Grant Date"). If the Option is granted in connection with the Corporation's initial public offering, the fair market value shall be the initial offering price to the public. If the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), its fair market value shall be the closing price reported by NASDAQ on the Option Grant Date, provided that if there should be no closing price reported on such date, the fair market value shall be deemed equal to the closing price as reported by NASDAQ for the last preceding date on which sales of Common Stock were reported. In the event the Common Stock is listed upon an established stock exchange or exchanges, the fair market value shall be the closing price of the Common Stock on the exchange that trades the largest volume of Common Stock on the Option Grant Date. In no event shall the Option Price be less than the par value of the Common Stock.

         Payment of the Option Price may be made (i) in cash, (ii) by the surrender of shares of Common Stock owned by the Director exercising the Option and having a fair market value on the date of exercise equal to the aggregate Option Price, or (iii) any combination thereof. Shares of Common Stock surrendered in payment of the Option Price shall be valued at the fair market value thereof, as defined above, on the date of exercise.

     5. Term and Limitations on Exercise. Options may be exercised, in whole or in part, but only with respect to whole shares of Common Stock, as set forth below, by giving timely written notice to the Corporation.

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               (a) The term of any  Option  shall be ten years  from the  Option
         Grant Date. No Option may be exercised after the expiration of its term or after the date set forth in subsection (c), (d), or (e) below, if earlier.

               (b) Options are exercisable only to the extent they are vested. One-fourth of each Option granted shall vest on the Option Grant Date and an additional one-fourth of such Option shall vest on each of the first, second, and third anniversary of the Option Grant Date provided that the Optionee is a Director on such date. No Options shall be exercisable unless and until the shareholders of the Corporation approve the Plan. No Option may be exercised during the first six months after the Option Grant Date, unless the Optionee dies or becomes disabled (as determined under Title II of the Social Security Act, 42 U.S.C. ss.ss. 301 et seq.) before the expiration of the six-month period.

               (c) If an Optionee ceases to be a Director after the Optionee attains age sixty-five or on account of the Optionee's death or disability, all outstanding Options granted to such Optionee shall vest and the Optionee (or the Optionee's legatees or distributees or the personal representative of the Optionee's estate, in the event of the Optionee's death) may exercise the Optionee's outstanding Options at any time until the first to occur of (x) the date that is two years after the date on which the Optionee ceases to be a Director or (y) the date on which such outstanding Options expire according to their terms.

               (d) If an Optionee ceases to be a Director for any reason other than described in subsection (c) above, the Optionee may exercise the Optionee's outstanding Options to the extent vested at any time (subject to the limitations of subsection (b) above) until the first to occur of (x) the date that is three months after the date on which the Optionee ceases to be a Director or (y) the date on which such outstanding Options expire according to their terms.

               (e) If an Optionee dies after the Optionee ceases to be a Director, but within the time period during which the Optionee's outstanding Options are still exercisable, the Director's outstanding Options may be exercised by the Optionee's legatees or distributees or the personal representative of the Optionee's estate. Such outstanding Options may be exercised at any time (subject to the limitations of subsection (b) above) until the first to occur of (x) the date that is two years after the date on which the Optionee ceases to be a Director or (y) the date on which such outstanding Options expire according to their terms.

               (f) Notwithstanding the foregoing, in the event of a Change in Control (as defined below) of the Corporation, each Option that has been outstanding for at least six months after the Option Grant Date shall vest and the Option shall be fully exercisable.

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               (g)  Definition of Change of Control.  A "Change of Control"
          shall occur when:

                          (i) a "person" or "group"  (which terms,  when used in
               this  Section 5, shall  have the  meaning  they have when used in
               Section 13(d) of the Exchange Act) (other than any Sara Lee Entity (as defined below) prior to the closing of the initial public offering of Common Stock, the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any corporation, owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of Voting Stock (as defined below) of the Corporation) is or becomes (other than solely by reason of a repurchase of Voting Stock by the Corporation), the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the total outstanding Voting Stock of the Corporation; or

                          (ii)the Corporation consolidates with or merges with or into another corporation or partnership or conveys, transfers or leases, in any transaction or series of transactions, all or substantially all of its assets to any corporation or partnership, or any corporation or partnership consolidates with or merges with or into the Corporation, in any event pursuant to a transaction in which the outstanding Voting Stock of the Corporation is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction where (A) the outstanding Voting Stock of the Corporation is changed into or exchanged for voting stock of the surviving corporation and (B) no "person" or "group" who did not beneficially own 50% or more of the total outstanding Voting Stock of the Corporation immediately prior to such transaction beneficially owns, immediately after such transaction 50% or more of the total outstanding voting stock of the surviving corporation, or the Corporation is liquidated or dissolved or adopts a plan of liquidation or dissolution; or

                          (iii)during any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board or whose nomination for election by the stockholders of the Corporation was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office.

                          The  term  "Sara  Lee  Entity"   means  (i)  Sara  Lee
               Corporation, a Maryland corporation ("Sara Lee"), (ii) PYA/Monarch, Inc., a Delaware corporation, (iii) the Sara Lee Foundation, and (iv) any domestic or foreign corporation or entity of which Sara Lee owns, directly or indirectly, at least 50%

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               of the total combined  voting power of such  corporation or other entity. The term "Voting Stock" means all capital stock of the Corporation which by its terms is entitled under ordinary circumstances to vote in the election of directors.

               (h) Notwithstanding anything herein to the contrary, Options shall be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3, or any replacement rule adopted pursuant to the provisions of the Exchange Act, as the same now exists or may, from time to time, be amended.

               (i) The exercise of any Option and delivery of the Option shares shall be contingent upon the receipt by the Corporation of the Option Price in cash or shares of Common Stock as provided in Section 4.

     6. Non-transferability of Options. Options, by their terms, shall not be transferable by the Optionee during the Optionee's lifetime and may not be assigned, exchanged, pledged, transferred, or otherwise encumbered or disposed of except pursuant to a qualified domestic relations order, by will or by the applicable laws of descent and distribution. Options shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative.

     7. Tax Withholding. To the extent required by applicable federal, state, local, or foreign law, an Optionee shall make arrangements acceptable to the Corporation for the satisfaction of any withholding tax obligations that arise by reason of the exercise of an Option or any sale of the shares of Common Stock acquired upon exercise of an Option. The Corporation shall not be required to issue shares until such obligations are satisfied. The Corporation may permit such obligations to be satisfied by having the Corporation withhold a portion of the shares of Common Stock that otherwise would be issued to the Optionee upon exercise of the Option.

     8. Effect of Stock Dividends and Other Changes. Appropriate adjustments shall be made to the Option Price and the number of shares subject to Options if there are any changes in the Common Stock by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, or consolidations.

     9. Administration of the Plan. The Board of Directors shall be responsible for the proper implementation of the Plan, but the Board of Directors shall not exercise any discretion with respect to the administration of the Plan. As required by Rule 16b-3, a person who does not meet the requirements of a "disinterested person" under Rule 16b-3 may not be given discretion concerning the administration of the Plan.

     10. Expiration and Termination of the Plan. Options may be granted under the Plan at any time until the Plan is terminated by the Board of Directors or until such earlier date on which termination of the Plan shall be required by applicable law. If not sooner terminated, the Plan shall terminate automatically on November 4, 2004, which is ten years from the date on which the Plan was originally approved by the Board of Directors.

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Options granted under the Plan prior to its termination shall remain outstanding following the Plan's termination and shall be exercisable in accordance with their terms.

     11. Amendments. The Board of Directors may from time to time make such changes in and additions to the Plan as it may deem proper; provided that, if and to the extent required by Rule 16b-3, no change shall be made that increases the total number of shares reserved for issuance pursuant to Options granted under the Plan (except pursuant to Section 8), expands the class of persons eligible to receive Options, or materially increases the benefits accruing to Optionees under the Plan, unless such change is authorized by the shareholders. In addition, if and to the extent required by Rule 16b-3, the provisions of the Plan may not be amended more frequently than once every six months unless otherwise required by law and permitted by Rule 16b-3. The termination of the Plan or any change or addition to the Plan shall not, without the consent of any Optionee who is adversely affected thereby, alter any Options previously granted to the Optionee pursuant to the Plan.

     12. Governing Law. The Plan and each Option granted under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     13. Effective Date. The Plan shall be effective on the date and at the time of the initial closing of the Corporation's initial public offering of Common Stock, subject to the approval of the Plan on or before such date by a majority of the voting shares represented and entitled to vote. The amendment to the Plan to increase the number of shares available for issuance under the Plan from 40,000 to 100,000 shares shall be effective on the date and at the time such amendment is approved by a majority of the voting shares represented and entitled to vote.





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